INVESTOR PRESENTATION

Safe Harbor Statement
This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.

DELIVERY OF TARGETED
CONTENT OVER THE INTERNET
•     Network - Internet TV & Radio Platform
•     Agency - Internet Enterprise Platform
•     Intellectual Property
•     Licensing
•     Intellectual Property Defense
•     Acquisition Growth
•     Successful Prior Acquisitions
•     Future Acquisitions Strategy

KEY FACTS
Symbol	MDVX.OB
Corporate Headquarters	4636 East University Drive
Suite 275
Phoenix, AZ 85034
Stock Price (10/7/2008 )|| 52-Week Range	$1.72|| $.85-$1.98
Shares Outstanding (4/18/08)	41,407,643
Market Capitalization	$71.98M
Volume (daily 90-day average)	33,609
Debt	$0
Insider Ownership	Approximately 37%
Institutional Ownership Shares	NA
Full-time Employees	45
Fiscal Year	March 1 - Feb 28
Accounting Firm	Malone & Bailey PC

BUSINESS METRICS
NETWORK METRICS
•      Host Pays $7,500.00 Per 13 Week Broadcast on VoiceAmerica or World Talk Radio, Development Fees of $2,500.00 to $10,000.00 and Monthly Platform Fees between $250.00 to $3,000.00
•      Currently Hosting 300 Shows Weekly
•      75% Renewal Rate
•      25% Growth Rate
•      New Integrated RadioPilot Product Release
AGENCY METRICS
•      Enterprise Client Pays $2,500.00 to $75,000.00 per development project and Monthly Platform Fees between $250.00 to $3,500.00
•      Established Client Base
•      New BoomBox Video Product Release
•      Aligning with Leading Venues and Content Providers
•      Currently Managing 40 Clients

BOOMBOX RADIO®

Custom Branding
SEARCH
Multiple Live Streams
On-Demand Archives
Stream Syndicate
Targeted Advertising
Detachable Branded
Player
Integrated Blog
Viral Content Promotion
Advanced Advertising
Interactive Directory
My Space Ready
FaceBook Ready
iTunes Ready
RSS FEED Ready
3rd Party Site Ready
Marketing
Built In Content Promotion
Seize the deal – SAVE $100
voiceamerica directory
featured
Click here

BOOMBOX VIDEO®

ALL NEW CHEVY MALIBU
STARTING AT $19,995*
VoiceAmerica Finance | QualityStocks.net
daily stock report
OTCBB:EDWY
CHANNELS
VoiceAmerica Finance
VoiceAmerica Votes
VoiceAmerica Justice
VoiceAmerica LIVE!
PLAYLISTS
Create your perfect bundle.
Find out how to get a $150 Qwest reward card when you bundle qualifying services.
Search
Live & On-Demand Streaming
Customizable Player
Stream Syndicate Targeted Advertising
Stream Syndicate Targeted Advertising
Branded players
Pre Roll Video
Video Information
Advanced Search options
Archival Video Content

MODAVOX ENTERPRISE PLATFORM(TM)

MODAVOX ENTERPRISE(TM) PLATFORM

STREAM SYNDICATE

STREAM SYNDICATE

Stream Syndicate Targeted Advertising

GANNETT TUCSON, ARIZONA

Tucson Citizen
Work on TCC-Tucson Origins bridge may start in '09
Courts: 'Like herding cats'
Breaking News
More Local News
Oldest known Pima County resident
SPECIAL
DO YOU LOVE A BARGAIN?
Citizen 4-for-1 sale
4-day Citizen Home Delivery weekender for $1
FEATURED
Mariachi
SLIDESHOWS
VIDEO
KNOWledge Net

ABC TOLEDO, OH

13 abc
WELCOME TO 13ABC.COM
NEWS
WEATHER
68°
75
Trash problems
MORE STORIES
13 ACTION NEWS
Look outside with our Live Cams

Transparent video walkout

MODAVOX COMPETITION
The MODAVOX Advantages
•     Exclusive targeting capability
•     Talk versus music - No Royalty Fees
•     Video Networks Emerging - Vast Range of Applications
•     Product versions are several generations ahead
•     TV & Radio Destinations are populated and can cross pollinate
•     Every new client relationship brings new targeted audience
Radio Competitors	Agency Competitors
Sirius/XM Satellite Radio	Brightcove
Clear Channel Radio	Kit Media
CBS Radio	World Now
Blue Lithium/Yahoo	AOL

INTELLECTUAL PROPERTY
•      Modavox, Inc. owns US Patent No. 6,594,691 and patent No. 7,269,636 resulting from an original October, 1999 patent filing with the U.S.P.T.O. protecting our Inventions through 2018. We have also received favorable indications from the U.S.P.T.O on a divisional patent filing and a second continuation that could yield, upon successful completion and acceptance of claims, a minimum of two additional patents being issued to our company.
•      Modavox is effectively the "Customized Content Company," our patents cover a technology process and a software appliance and system that enables any networked delivered content to be customized based on end user criteria. In other words an end-user accessing a website can be delivered to video, audio, and other content that is customized based on geographic location, gender, age, or any other predetermined parameter.

LITIGATION VS. TACODA/AOL
Modavox Inc. to Enter into Preliminary Settlement Talks with Tacoda - 10/15/2008
Modavox Inc. announced that the company has been requested to enter into preliminary settlement talks with Tacoda, Inc. The Company previously announced that it filed an action on August 9th, 2007 against Tacoda, Inc. in the United States District Court in New York. In the suit, Modavox asserted its claim that Tacoda is infringing on United States Patent, 'Method and System for Adding Function to a Web Page.' The Company subsequently filed an Amended Complaint asserting their new patent upon its issuance. Tacoda, Inc. was purchased by AOL, Inc.

Modavox Inc. (OTCBB:MDVX) > Financials > Historical Capitalization

In Millions of the trading currency, except per share items.	Frequency:	Annual		Order:	Latest on Left
	Currency:	Trading Currency		Conversion:	Historical
	Units:	Capital IQ (Default)		Decimals:	Capital IQ (Default)

Historical Capitalization

	FQ4/CQ1	FQ4/CQ1	FQ4/CQ1	FQ4/CQ1	FQ4/CQ1
Balance Sheet as of	**Feb-29-2008**	**Feb-28-2007**	**Feb-28-2006**	**Feb-28-2005**	**Feb-29-2004**
Pricing as of*	**Jun-13-2008**	**Jun-13-2007**	**Jun-14-2006**	**Jul-01-2005**	**Jun-17-2004**
Currency	***USD***	***USD***	***USD***	***USD***	***USD***
Capitalization Detail					
Share Price	$1.6	$1.71	$0.9	$0.3	$0.55
x Shares Out.	39.753	35.876	28.818	8.548	6.82
= Market Capitalization	**63.605**	**61.348**	**25.936**	**2.564**	**3.751**
- Cash & Short Term Investments	0.657	1.221	0.325	0.003	-
+ Total Debt	0.043	0.02	1.024	0.692	-
+ Pref. Equity	-	-	-	-	-
+ Total Minority Interest	-	-	-	-	-
= Total Enterprise Value (TEV)	**62.991**	**60.147**	**26.635**	**3.253**	-
Book Value of Common Equity	4.142	4.083	1.369	(1.91)	-
+ Pref. Equity	-	-	-	-	-
+ Total Minority Interest	-	-	-	-	-
+ Total Debt	0.043	0.02	1.024	0.692	-
= Total Capital	**4.186**	**4.103**	**2.393**	**(1.218)**	-

* Pricing as of the filing date of the balance sheet period end date. For TEV calculation purposes on this page Capital IQ only uses balance sheet components from the original filing that is publicly available as of a given pricing date and does not use restated balance sheet data from a later filing. In the cases where a company did not disclose balance sheet values for a particular period, TEV is calculated using balance sheet components from the last reported balance sheet as of this date. The table above is organized along period end dates.

Modavox Inc. (OTCBB:MDVX) > Financials > Income Statement

In Millions of the reported currency, except per share items.	Template:	Standard		Restatement:	Latest Filings
	Period:	Quarterly		Order:	Latest on Left
	Currency:	Reported Currency		Conversion:	Historical
	Units:	Capital IQ (Default)		Decimals:	Capital IQ (Default)

Income Statement

For the Fiscal Period Ending *Currency*	3 months FQ2/CQ3 Aug-31-2008 *USD*	3 months FQ1/CQ2 May-31-2008 *USD*	3 months FQ4/CQ1 Feb-29-2008 *USD*	3 months FQ3/CQ4 Nov-30-2007 *USD*	3 months FQ2/CQ3 Aug-31-2007 *USD*	Reclassified 3 months FQ1/CQ2 May-31-2007 *USD*
Revenue	0.986	0.861	0.286	0.798	1.132	0.602
Other Revenue	-	-	-	-	-	-
Total Revenue	**0.986**	**0.861**	**0.286**	**0.798**	**1.132**	**0.602**
Cost Of Goods Sold	0.188	0.371	0.733	0.066	0.532	0.137
Gross Profit	**0.797**	**0.49**	**(0.447)**	**0.732**	**0.6**	**0.465**
Selling General & Admin Exp.	0.906	0.635	1.594	0.834	0.342	0.702
R & D Exp.	-	-	-	-	-	-
Depreciation & Amort.	0.217	0.186	0.325	0.09	0.115	0.109
Other Operating Expense/(Income)	-	-	-	-	-	-
Other Operating Exp., Total	**1.122**	**0.821**	**1.919**	**0.924**	**0.458**	**0.811**
Operating Income	**(0.325)**	**(0.331)**	**(2.366)**	**(0.192)**	**0.142**	**(0.346)**
Interest Expense	-	-	(0.19)	-	-	-
Interest and Invest. Income	0.003	0.004	-	0.013	0.016	0.008
Net Interest Exp.	**0.003**	**0.004**	**(0.19)**	**0.013**	**0.016**	**0.008**
Other Non-Operating Inc. (Exp.)	-	-	0.008	-	-	-
EBT Excl. Unusual Items	**(0.322)**	**(0.327)**	**(2.549)**	**(0.179)**	**0.158**	**(0.338)**
Impairment of Goodwill	-	-	-	-	-	-
Legal Settlements	-	-	0.291	(0.291)	-	-
Other Unusual Items	-	-	(0.396)	-	-	-
EBT Incl. Unusual Items	**(0.322)**	**(0.327)**	**(2.654)**	**(0.47)**	**0.158**	**(0.338)**
Income Tax Expense	-	-	-	-	-	-
Earnings from Cont. Ops.	**(0.322)**	**(0.327)**	**(2.654)**	**(0.47)**	**0.158**	**(0.338)**
Earnings of Discontinued Ops.	-	-	-	-	-	-
Extraord. Item & Account. Change	-	-	-	-	-	-
Net Income	**(0.322)**	**(0.327)**	**(2.654)**	**(0.47)**	**0.158**	**(0.338)**

Growth Strategy
•     NETWORK
•     Hosted Model - Add New Networks
•     Advertising Model - Create More Inventory and Traffic
•     Convergence with Video - Move to Video Networks
•     AGENCY
•     Enterprise - Advertise & Grow Sales Infrastructure
•     Advertising - Grow Current Network and Add Destinations
•     INTELLECTUAL PROPERTY PATENT STRATEGY
•     Licensing
•     Intellectual Property Defense
•     ACQUISITION GROWTH
•     Strategy
•     Targeted

Licensing Strategy
•     Indentifying Infringers - Field of over 300 with established revenue streams stemming from Modavox protected inventions
•     Large firm to handle on contingent effort
•     Pricing can be CPM based
•     Targeted Ad & Ecommerce operations models have been developed

Acquisition Strategy
•     Growth through Acquisitions
•     Targets Have Revenues/Clientele
•     Modavox IP Adds Significant Value
•     Event & Venue Operations Targeted
•     Mobile Distribution Technology Target

Financial Growth
	Current Run	Targeted Run	Targeted Gross
	Rate	Rate	Margin
Network	$3.5m	$4.5m	50%

Agency	$0.5m	$2.0m	25%

Licensing	—	TBD	TBD

Acquisition	—	$10.0m	50%

Summary
•     Intellectual Property - Content Targeting
•     Network
•     New Networks
•     Advertising
•     Video Adoption
•     Agency
•     Modavox Enterprise Application
•     Pay-Per-View
•     BoomBox
•     Licensing
•     Targeted Acquisitions